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                                 EXHIBIT 10.13

                             WILDWOOD OFFICE PARK
                         FINANCIAL SERVICE CORPORATION
                           FIFTH AMENDMENT TO LEASE

     THIS FIFTH AMENDMENT TO LEASE ("Amendment"), is made the 31st day of
                                                              ----
May, 1996, between Wildwood Associates, a Georgia General Partnership comprised of International Business Machines Corporation, a New York Corporation, and Cousins Properties Incorporated, a Georgia Corporation, having an office at Suite 1600, 2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683, hereinafter called "Lessor", and Financial Service Corporation having its principal office at Suite 1100, 2300 Windy Ridge Parkway, Atlanta, Georgia 30339, hereinafter called "Lessee".

                             W I T N E S S E T H:
                             --------------------

     WHEREAS Lessor and Lessee entered into that certain Lease dated March 29, 1990, as amended October 12, 1990, June 1, 1991, September 30, 1993 and December 22, 1993 (herein called the "Lease") with respect to the Demised Premises (as defined in the Lease) located in Suite 1100 of the Building at 2300 Windy Ridge Parkway, Atlanta, Georgia; and

     WHEREAS Lessee and Lessor have mutually agreed to expand the Demised Premises and extend the Lease Term of the Lease.

     NOW, THEREFORE, for and in consideration of the Demised Premises, the mutual promises contained in this Amendment, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, Lessor and Lessee do hereby agree as follows:

1. All terms and words of art used herein, as indicated by the initial capitalization thereof, shall have the same respective meaning designated for such terms and words of art in the Lease.

2.   Certain Definitions.  Article 1 is hereby amended as follows:
     -------------------

  (g) Rentable Floor Area of Demised Premises:  shall be amended as of the
      ---------------------------------------
      Second Expansion Area Rental Commencement Date by deleting "23,676 square feet" and inserting "35,249 square feet".

  (i) Term:  shall be amended by deleting "126 months" and inserting "198 months
      ----
      (ending December 31, 2006)".
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(j)    Base Rent Rate:  shall be amended by adding the following new
       --------------
       subparagraphs at the end thereof:

       "As of the Second Expansion Area Rental Commencement Date, the initial Base Rent Rate through December 31, 1996 for the Second Expansion Area (as hereinafter defined) shall be $15.00 per square foot of Rentable Floor Area of Second Expansion Area per year; as of the Second Expansion Area Rental Commencement Date the initial monthly Base Rent for the entire Demised Premises shall be $37,649.00.

       As to the entire Demised Premises; including the Second Expansion Area, from January 1, 1997 through December 31, 2006 the Base Rent Rate shall be as follows:

                                      BASE RENT RATE
                                      PER SQUARE FOOT
                                     OF RENTABLE FLOOR
            CALENDAR                  AREA OF DEMISED
              YEAR                   PREMISES PER YEAR
              ----                   -----------------
              1997                        $ 14.33
              1998                        $ 14.48
              1999                        $ 14.63
              2000                        $ 14.78
              2001                        $ 16.88
              2002                        $ 17.39
              2003                        $ 17.91
              2004                        $ 18.45
              2005                        $ 19.00
              2006                        $ 19.57"

  (k)  Rental Commencement Date:  A new subparagraph shall be added at the end
       ------------------------
       thereof as follows:

       "As to the Second Expansion Area, the Second Expansion Area Rental Commencement Date shall be the earlier of (i) September 1, 1996, or (ii) the date Lessee takes occupancy of the Second Expansion Area for business purposes ("Second Expansion Area Rental Commencement Date"), provided that if the Second Expansion Area is not ready for occupancy on the date set forth in (i) above due to delays not caused by Lessee or its employees, agents or contractors, then the date set forth in (i) above shall be postponed to the date on which the Second Expansion Area is ready for occupancy.."

  (l)  Construction Allowance:  A new subparagraph shall be added:
       ----------------------

       "Lessee, at its sole expense, will cause Rabaut Associates to prepare the Second Expansion Area plans and plans modifying the original Demised Premises dated ___________ (the "Plans"), which must be approved by Lessor and Lessee (such approval not to be unreasonably withheld, conditioned or delayed) prior to the commencement of any alterations or improvements. Lessor's contractor shall cause the improvements called for by the Plans to be constructed within sixty (60) days after such Plans are approved by Lessor and Lessee (such date extended for delays caused by Lessee or its employees, agents or contractors). Lessor and Lessee shall bear the cost of the improvements for the Second Expansion Area and any modification to the original Demised Premises as follows:

       A. Lessor shall provide a construction allowance of $227,212.00 to be funded by Lessor to Lessor's contractor within fifteen (15) days of receipt from Contractor of copies of all bills or statements for expenses incurred with respect to such improvements and alterations.

       B.  Lessee shall pay for all costs in excess of the above allowance.

       C. Lessee shall pay Lessor's designated agent a construction coordination fee of five percent (5%) of the cost of improvements in the Second Expansion Area and Demised Premises. Such fee will be deducted from the allowance provided by Lessor."

    (p)A new subparagraph entitled (p) Second Expansion Area shall be added as
                                       ---------------------
       follows:

       "The Second Expansion Area shall be defined as the additional 11,573 square feet of Rentable Floor Area being leased by Lessee on the (eleventh) 11th floor of the Building, as more fully set forth in green on Exhibit "B-5" attached hereto (the initial Demised Premises as set forth in yellow). The Second Expansion Area shall be included in the definition of Demised Premises for all purposes of this Lease including the requirement to paid Additional Rental."

3.  Lease of Premises, Page 2 of the Lease.  The original Exhibit "B" shall be
    -----------------
    deleted and a new Exhibit "B-5" shall be inserted in lieu thereof, a copy of which is attached hereto and made a part hereof, indicating the Demised Premises of Lessee. The initial Demised Premises is outlined in yellow.

4.  Exhibit "G", Special Stipulations, Paragraph 1 "Base Rent Rate" and
    -------------------------------------------------------------------
    Paragraph 6, "Expansion Options",  shall be deleted in their entirety
    -------------------------------
    commencing with the Second Expansion Area Rental Commencement Date.

5.  Exhibit "G", Special Stipulations, Paragraph 7, "Right of First Offer",
    ----------------------------------------------------------------------
    shall be deleted in it entirety and replaced by the following:

    "Right of First Offer.  Subject to the rights of existing lessees located on
     -----------------------
    the eleventh (11th) floor of the building, Lessee shall have an ongoing right of first offer on any space on the eleventh (11th) floor of the Building which may become available from time to time. Lessor shall give Lessee written notice of the availability of such space and its intent to lease any of such space prior to entering into negotiations with a third
    (3rd) party for a lease thereof and

       Lessee shall elect to lease or decline such space within ten (10) business days after receipt of such notice from Lessor. Failure of Lessee to respond to such notice shall be deemed a declination of such space. In the event Lessee elects to exercise its option and lease such space on the eleventh (11th) floor, Lessor and Lessee shall amend the Lease to provide that such space on the eleventh (11th) floor shall be added to the Demised Premises at the then applicable Base Rental Rate and Additional Rental under this Lease and otherwise on the same terms and conditions of this Lease. In the event Lessee declines such space, Lessor shall be free to lease all or any portion of such space to a third party at any time within six (6) months following delivery of such letter; provided, however, that if such space or any portion thereof remains unleased following such period or subsequently becomes again available for lease, Lessee's right of first offer for the unleased space shall continue in full force and effect. The lease of such space by Lessee (if Lessee exercises its right) shall commence (and rentals shall be payable on the date Lessee first occupies the space so taken for business purposes (but in any event no later than sixty (60) days after Lessee exercises its right hereunder to lease such space and Lessor tenders possession thereof to Lessee) and shall otherwise be co-terminus herewith and Lessee's right to extend or renew the term of this Lease shall apply to the Demised Premises initially leased by Lessee and to all space added through exercise of Lessee's first right of offer set forth hereinabove.

       The exercise of the right of first offer shall be subject to the following provision: Lessee may not exercise its right of first offer (if Lessee exercises its right) if Lessee has received a notice of default in the performance of Lessee's covenants under this Lease Agreement and has not then cured such default.

       Any space leased by Lessee under the right of first offer by Lessee (if Lessee exercises its right) shall be known as "Expansion Space". The Rentable Floor Area of the Expansion Space shall be based upon the Usable Area of the Expansion Space plus 16.5% thereof as a common area factor.

       Lessee hereby acknowledges and agrees that any Expansion Space which is leased by Lessee under the right of first offer (as hereinafter defined) and which was improved to at least building standard condition prior to the commencement of Lessee's leasing of such Expansion Space shall be delivered to Lessee for occupancy hereunder in an "as is" condition (but free of all Lessees and occupants) and shall be accepted as such by Lessee' provided that Lessor shall furnish Lessee an allowance in an amount equal to $7.50 per square foot of Rentable Floor Area of such Expansion space, if such option is exercised prior to December 31, 2000 and otherwise Lessor shall furnish Lessee an allowance of an amount equal to $0.0625 per square foot of Rentable Floor Area of such Expansion Space times the full calendar months remaining on the Lease Term as measured from the Rental Commencement Date of such Expansion Space through December 31, 2006. All costs and expenses in constructing and installing the improvements desired by Lessee in the Expansion Space not covered by Lessor's allowance set forth herein shall be the sole responsibility of Lessee.

       Lessor shall not be liable for failure to deliver possession to Lessee of any space covered by the right of first offer by reason of the unlawful holding over or unlawful retention of possession by any previous lessees or occupants of same, nor shall such failure impair the validity of this Lease, nor extend the term hereof. However, Lessor does covenant that it will use reasonable diligence, including filing dispossessory complaints as soon as practicable after the date of expiration of the Lease, to deliver possession to Lessee of all space with respect to which Lessee has exercised the right of first offer as soon as practicable after Lessor's receipt of an exercise notice.

       Lessee may not assign its right of first offer, except to a permitted assignee of all of Lessee's rights under this Lease Agreement, but Lessee may sublease the space covered thereby if and to the extent permitted in
       Article 19.

6.     Exhibit "G" Special Stipulations, Paragraph 8, entitled "Cancellation
       ---------------------------------------------------------------------
       Options" shall be deleted in its entirety.
       --------

7.     Exhibit "G", Special Stipulations, Paragraph 9, "Extension Option",
       ------------------------------------------------------------------
       shall be deleted in its entirety and replaced by the following:

       "9.  Extension Option.
                      -------

            (a) Provided this Lease is then in full force and effect without any existing uncured default of Lessee hereunder, Lessor hereby grants unto Lessee the right and option to extend the Lease Term for one
            (1) term of five (5) years, with such term to commence on the day following the expiration date of the initial Lease Term. In order to exercise such extension option, Lessee shall notify Lessor in writing no later than January 1, 2006, of Lessee's desire to so extend the Lease Term. If Lessee exercises its option to extend this Lease for five (5) years, the Base Rent Rate for the first year for the five (5) year extension period shall be no less than $21.50 per square foot of Rentable Floor Area per annum, and no greater than $24.50 per square foot of Rentable Floor Area per annum and such Base Rent Rate shall be escalated annually at three percent (3%) per year during the extension term. If Lessor and Lessee cannot reasonably agree in good faith on or before April 1, 2006 on the amount of Base Rent Rate between $21.50 and $24.50 for the Extension Term, the Extension Option shall be deemed terminated.

            (b) During such extension term, all of the terms, conditions and provisions of this Lease shall remain in effect; provided, however, there shall be no allowances granted during any such extension period. In addition to the Base Rent Rate, Lessee shall continue to pay Additional Rental during the extension term."

8.     Exhibit "G", Special Stipulations, Paragraph 11 "Rental Concession", the
       -------------------------------------------------------------------
       following new subparagraph shall be added at the end thereof as follows:

       "For the Second Expansion Area there will be no Rental Concession."

9.     Exhibit "G", Special Stipulations, Paragraph 15, "Temporary Storage
       -------------------------------------------------------------------
       Area", the following new paragraph shall be added at the end thereof as
       -----
       follows:

       "15.  Temporary Storage Area.  Lessee will vacate and remove all files,
             ----------------------
       equipment and items stored in the Temporary Storage Area, as outlined in red on Exhibit "B-5", within fifteen (15) days notice from Lessor that construction will commence for the Second Expansion Area."

10. Except as expressly modified herein, the Lease Agreement shall remain in full force and effect and, as hereby modified, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and shall inure to the benefit of Lessor and Lessee and their representatives, permitted legal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed and their respective seals to be affixed as of the date and year first above written.

"LESSOR"

WILDWOOD ASSOCIATES,
a Georgia general partnership

By:  Cousins Properties Incorporated
     Managing General Partner

By:  /s/ Jack A. LaHue
     ----------------------------

Its:     Vice President
     ----------------------------

           [CORPORATE SEAL]


"LESSEE"

FINANCIAL SERVICE CORPORATION

By:  /s/ Barry F. Kane
     ----------------------------

Its:     Chief Financial Officer
      ---------------------------

           [CORPORATE SEAL]

                           [FLOOR PLAN APPEARS HERE]


Exhibit B-5 (Attachment to the Fifth Amendment to the Lease Agreement)
----------------------------------------------------------------------

Floor plan drawing for additional 11,573 square feet of Rentable Floor Area being leased by Lessee on the (eleventh) 11th floor of the Building.